                        LOAN PURCHASE AND SALE AGREEMENT


         THIS LOAN PURCHASE AND SALE AGREEMENT ("Agreement") dated this ___ day of ______________, 199_ is by and between RAIT PARTNERSHIP, L.P., a Delaware limited partnership ("Buyer") and _________________________, a
__________________________ ("Seller").


                                   BACKGROUND


         A. Seller is the lawful owner of a loan (the "Loan") made by Seller on or about _______________, 199_ to _________________________ ("Borrower"), which
Loan is evidenced by a promissory note dated _______________, 199_ and any and all extensions or modifications thereto (the "Note"), and is secured by, inter alia, a Mortgage and Security Agreement from Borrower to Seller also dated _______________, 199_ and any and all extensions or modifications thereto (the "Mortgage"), which Mortgage creates a lien in favor of Seller on Borrower's real property located at __________________________ (the "Property"). The Loan is further evidenced and/or secured by the other documents, instruments and agreements listed on Exhibit "A" hereto, which Exhibit "A" is incorporated herein. The Note, the Mortgage and other documents, instruments and agreements listed on Exhibit "A" are hereinafter referred to in this Agreement as the "Loan Documents."

         B. Buyer desires to purchase from Seller, and Seller desires to sell and assign to Buyer, the Loan and Loan Documents, subject to the terms and conditions contained in this Agreement.

                                      TERMS


         NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and intending to be legally bound, Seller and Buyer agree as follows:

         1. Agreement to Sell and Purchase. Seller agrees to sell and assign to Buyer, and Buyer agrees to purchase and assume from Seller, all of Seller's right, title and interest in and to the Loan and Loan Documents, on the terms and conditions set forth herein. Seller will also sell and assign to Buyer all of Seller's right, title and interest in and to title insurance policy (the "Title Policy") Number _________________, issued by _______________________
Title Insurance Company on or about _______________, 199_ insuring certain of the Loan Documents securing the Loan.

         2. Purchase Price. The purchase price (the "Purchase Price") for the Loan, Loan Documents and Title Policy shall be the sum of ________________________________ Dollars ($_____________) payable at Closing (as defined in Section 5 of this Agreement) by wire transfer of immediately available funds.

         3. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as of the date hereof, or as of such other date as is specifically provided below, that each of the representations and warranties set forth below is true and correct with respect to the Loan:

                  (a) Authority. Seller is a corporation organized, and in good standing, under the laws of the State of Delaware and is authorized to conduct business in each jurisdiction in which it conducts business and has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and any and all other documents required to be executed or delivered by Seller in connection with this Agreement and to fulfill Seller's obligations under, and to consummate the transactions contemplated by, this Agreement.

                  (b) Legally Valid and Binding. This Agreement constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms (subject to bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally).

                  (c) No Consent Required. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby is prohibited by, or requires Seller to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, judgment, order, writ, injunction or decree which is binding upon Seller.

                  (d) Loan Balance. As of _______________, 199_, the total outstanding balance of the Loan is $________________, consisting of $________________ of principal, $_______________ of accrued and unpaid interest, $________________ of late charges, penalties and default interest and $______________ of other costs and expenses assessable to Borrower under the Loan Documents.

                  (e) Sole Owner; Authority to Sell. Except as otherwise disclosed by Seller to Buyer, immediately prior to the sale of the Loan to Buyer, Seller will be the sole owner of, and will have good and marketable title to, the Loan, subject to no lien, adverse claim, participation interest, security interest, pledge, charge or other encumbrance. On the Closing Date, the Loan will be duly and validly assigned by Seller to the Buyer, the related Note will be endorsed and delivered to the Buyer, together with the other Loan Documents. Following the sale of the Loan, Buyer will own the Loan, free and clear of any lien, adverse claim, security interest, pledge, charge or other encumbrance.

                  (f) Sole Beneficiary. Immediately prior to the assignment of the Loan to the Buyer, Seller will be the sole beneficiary of the rights thereunder, subject to no other claim whatsoever, except for such participation interests which shall have been disclosed by Seller to Buyer. Following the assignment of the Loan, Seller will be the sole beneficiary of the rights thereunder, except for such participation interests which shall have been disclosed by Seller to Buyer.

                  (g) No Right to Modify. Seller intends to relinquish all of its rights to possess, control and monitor the Loan sold pursuant to this Agreement. After the Closing Date, Seller will have no right to modify or alter the terms of the sale of the Loan and Seller will have no right to repurchase the Loan.

                  (h) Loan Documents. Exhibit "A" attached hereto accurately sets forth all written documents entered into and/or held by Seller with respect to the Loan. Seller has delivered, or no later than the Closing Date will deliver, to the Buyer each of the Loan Documents.

                                    -Page 2-


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                  (i) Compliance with Applicable Laws. To the best of Seller's knowledge, the Loan, and all parties and procedures involved in the servicing of the Loan, complies with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury, equal credit opportunity or disclosure laws applicable to the Loan.

                  (j) Servicing and Collection Is Legal. In connection with the servicing or collection of the Loan, there is no agreement for Seller to pay any fee or other amount to any third party, and no agreement for any third party to pay any fee or other amount to Seller other than as disclosed in writing to, and approved by, Buyer.

                  (k) No Defenses. To the best of Seller's knowledge, the Note and the related Loan Documents (i) are not subject to any offset, abatement, diminution, defense or counterclaim (including the defense of usury), and (ii) no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted in favor of the Borrower against Seller.

                  (l) Documents Valid. To the best of Seller's knowledge, the Note, and each of the Loan Documents and other agreements delivered in connection therewith, is the legal, valid and binding obligation of the maker, Borrower, guarantor or other party executing such document, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. To the best of Seller's knowledge, all other parties executing documents evidencing, securing or guaranteeing the Loan had legal capacity and proper authority and power to enter into such documents.

                  (m) Assignment of Loan. If requested by Buyer, any assignment of any of the Loan Documents which is a recorded document, will be delivered in recordable form. The endorsement of the Note constitutes the legal, valid and binding assignment of such Note, and together with the assignment of the other Loan Documents, if any, legally and validly conveys all right, title and interest of Seller in and to the Loan to Buyer.

                  (n) Liens. Each Property is free and clear of all encumbrances and liens except for (i) any liens which Seller shall have disclosed to Buyer,
(ii) liens for real estate taxes and special assessments not yet due and payable, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the most recently recorded Mortgage on the Property, such exceptions appearing of record being acceptable to mortgage lending institutions generally, and (iv) exceptions and exclusions specifically referred to in the title commitment or attorney's opinion of title contained in Seller's mortgage loan files. Except for claims described in clauses (i) through (iv) of this paragraph, no party has made a claim to the Seller, nor notified the Seller that such party believes there to be a claim, which claim would impair the priority of the lien against the Property created by the Loan Documents or impair the collectibility of the Loan.

                  (o) Lien on Personal Property. To the best of Seller's knowledge, all furniture, fixtures, equipment, inventory, accounts, general intangibles and all other

                                    -Page 3-
personal property of the Borrower owned or used in connection with the operation of the Property are subject to:

                           1. a lien or security interest created by (A) the
Mortgage or (B) a security agreement, assignment of leases and/or rents, chattel mortgage or equivalent document related to or delivered in connection with the Loan in those jurisdictions in which the mortgage cannot include such property, in accordance with practices which are customary among prudent mortgage lenders; and

                           2. a Uniform Commercial Code financing statement or
statements filed and/or recorded (or sent for filing and/or recording on the Closing Date) in all places necessary to perfect a valid lien thereon.

                  (p) No Modification, Release or Satisfaction. To the best of Seller's knowledge, and except as specifically disclosed by Seller to Buyer, no material terms of the Loan Documents have been waived, modified, altered, satisfied, canceled in any respect or rescinded.

                  (q) No Taxes, Assessments or Liabilities. To the best of Seller's knowledge, all taxes and governmental charges and assessments affecting Loan Documents, the Property, all insurance premiums and all water, sewer and municipal charges that prior to the related Closing Date became due, payable and owing and that by filing of a notice or other appropriate instrument by a governmental agency could become a lien upon the Property, have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.

                  (r) Liabilities. To the best of Seller's knowledge there does not exist for Seller any cost, expense (including reasonable attorneys' fees and expenses), claim, loss, commitment, liability and obligation, accrued or contingent (each a "Liability"), now or hereafter arising from or related to the ownership, use, possession, enjoyment or operation of any Loan, Loan Documents or the Property, including, without limitation, any Liability related to (i) the management or operation of the Loan, Loan Documents or the Property, (ii) any claim or commencement of any action or proceeding by a third party asserting any liability or damage relating to the Mortgage, Loan Documents or Property based on any actual or alleged act or omission (including any actual or alleged negligence or misconduct or any breach of contract) of Seller or any affiliate of either or any of its agents or employees, (iii) set-aside letters or performance guaranties with respect to the Mortgage, Loan Documents or the Property, or (iv) legally binding commitments (whether conditional or unconditional, and regardless of whether any applicable conditions are capable of being or are likely to be satisfied) with respect to the advance of funds in connection with the Loan, including, without limitation, commitments with respect to the advance of additional loans, the issuance of letters of credit, the advancement of funds upon a drawing under any outstanding letters of credit and any other unfunded commitments to extend credit.

                  (s) No Buy-downs or Third Party Advances. Seller has not, directly or indirectly, advanced funds to any third party, or received any advance of funds by a third party other than the Borrower for the payment of any amount required by the Note, the Loan Documents or the Mortgage.

                  (t) No Condemnation or Damages. To the best of Seller's knowledge,



                                    -Page 4-

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there is no proceeding pending, or to Seller's knowledge threatened, for the total or partial condemnation of Property or any part thereof. To the best of Seller's knowledge, the Property is lawfully used and occupied under applicable law by the owner thereof and/or by the tenants under leases.

                  (u) No Mechanics' Liens. To the best of Seller's knowledge, the Property is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof, and, to the best of Seller's knowledge, no rights are outstanding that under law could give rise to any such liens.

                  (v) Borrower Properly Licensed and in Compliance With Terms of Loan Documents. To the best of Seller's knowledge, on the Closing Date, the Borrower was in possession of all material licenses, permits and other authorizations necessary and required by applicable law for the conduct of its business; and all such licenses, permits and authorizations were valid and in full force and effect. To the best of Seller's knowledge, all conditions on the Borrower's part to be fulfilled under the terms of any lease of the Property have been satisfied.

                  (w) Compliance with Laws. To the best of Seller's knowledge, the Property is in compliance with and lawfully used under any applicable zoning, building, safety or environmental law, ordinance or regulation and all inspections, licenses and certificates required, whether by law, regulation or insurance standards to be made or issued with respect to the Property and with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriter certificates, have been made by or issued by the appropriate governmental or quasi-governmental authorities or other authorities having jurisdiction over the Property, and Seller has not received notification from any governmental authority that the Property is in material noncompliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. Seller has not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license or certificate.

                  (x) Title Insurance. The Mortgage is covered by a Title Policy. To the best of Seller's knowledge, neither Seller, nor any other person has done, by act or omission, anything, nor is there any fact, that would materially impair the coverage of any such Title Policy. Such Title Policy:

                           1. is the ALTA form current at the time such Title
Policy was issued (or such comparable form as is customarily accepted, by prudent lending institutions in the jurisdiction in which the subject real property is located) with appropriate endorsements;

                           2. is in full force and effect, is freely assignable
and will inure to the benefit of the Buyer. Such Title Policy insures the Seller for the original principal amount of the Loan after all advances of principal; and

                           3. ensures that the Property complies in all material
respects with all covenants, conditions, restrictions and other matters shown in said Title Policy, and the violation of any such matters would not cause a forfeiture or reversion of title.

                                    -Page 5-

                  (y) Hazard Insurance. On the Closing Date the Property was insured by a fire and extended perils insurance policy, issued by a qualified insurer, providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by Seller consistent with its normal commercial mortgage lending practices, against earthquake and other risks insured against by Persons operating like properties in the locality of the Property, in an amount not less than the greatest of (i) one hundred percent (100%) of the replacement cost of all improvements to the Property, (ii) the outstanding principal balance of the Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Property, and consistent with the amount that would have been required as of the date by a commercial bank in its normal commercial mortgage lending activities with respect to similar properties in the same locality. "Replacement cost" means the amount determined by a third-party appraiser to be the replacement cost of such improvements, as reported in the most recent appraisal of the Property. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming Seller, its successors and assigns as mortgagee, are not terminable and may not be reduced without thirty (30) days' prior written notice to the mortgagee. All premiums on such insurance policies due and payable prior to the Closing Date have been paid. Such insurance policies require prior notice to Seller of termination or cancellation, and no such notice has been received. The Mortgage, obligates the Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the mortgagee to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower.

                  (z) Property Leased to Tenants. To the best of Seller's knowledge (i) the related Property is not subject to any leases other than the leases ("Leases") described in the rent roll contained in the Seller's loan files, and such rent roll is accurate and complete in all material respects, including description of the rent and term and any extraordinary rights of tenants (such as option rights of first refusal and rights of termination), and
(ii) no person has any possessory interest in the Property or right to occupy the same except under and pursuant to the provisions of the Leases.

                  (aa) Leases Are Subject to Mortgage. To the best of Seller's knowledge:

                           1. the Borrower is the owner of the fee interest in
the Property which is the subject of any Lease and owner and holder of the landlord's interest under any Lease for use and occupancy of all or any portion of the Property;

                           2. each Lease that is a commercial lease of all or
any portion of the Property is subordinate to the Mortgage unless otherwise approved in writing by Buyer;

                           3. with respect to any Lease having the benefit of a
non- disturbance or similar recognition agreement, the totality of the circumstances and conditions with respect to the Mortgage, the Property, the Borrower, each of the tenants (alone or considered with other tenants) of the Property, or the Borrower's or any tenant's credit standing, would not generally cause prudent mortgage lenders making loans similar to the Loan in the area in which the Property is located to consider it imprudent to grant such nondisturbance or similar recognition agreement;

                           4. with respect to the Property, there are no prior
assignments of


                                    -Page 6-
the Leases, landlord's interest under those Leases or any portion of the rents, additional rents, charges, issues, profits or accounts due and payable or to become due and payable thereunder (hereinafter collectively referred to as the "Rents") which are now outstanding and have priority over the Mortgage or any assignment of leases, rents and profits contained in the Loan Documents except as given in connection with the Loan; and

                           5. with respect to the Property, an assignment of
leases and/or rents and any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Loan have been recorded concurrently with the Mortgage (except where prudent lending practices do not require such recording) and establish and create valid and enforceable perfected liens on and security interests in the Borrower's interest in the Leases and Rents thereunder.

                  (bb) Commercial Tenants' Leases. With respect to the Leases, to the best of Seller's knowledge:

                           1. each such Lease is in full force and effect;

                           2. no construction, alteration or other tenant
improvement work remains to be paid for or to be performed by or on behalf of the Borrower under any such Lease;

                           3. the term of each such Lease has commenced, the
tenant thereunder is occupying the space demised to it and has commenced the payment of Rent, and no tenant has paid Rent for more than one (1) month in advance (except as a security deposit);

                           4. there is no default under any such Lease on the
part of the Borrower that remains uncured;

                           5. all brokerage and leasing commissions payable by
reason of such Leases were fully paid, and no further brokerage or leasing commission will become payable by reason of such Leases or the exercise of any options thereunder (other than leasing commissions payable upon exercise of renewal or expansion options under lease brokerage agreements clearly identified in writing to Buyer);

                           6. the Borrower has no obligation, directly or
indirectly, to find substitute space for any present tenants, former tenants or other persons, or to take over or pay Rent on behalf of any present tenants, former tenants or other persons for any space in any other buildings;

                           7. each tenant has performed its material obligations
to be performed on or before the Closing Date under the Lease to which it is a party, and, except as may be disclosed in the rent roll, and each tenant is not otherwise in material default under such Lease;

                           8. no Lease contains any option to purchase, any
right of first refusal to lease or purchase, any right to terminate the Lease or vacate the premises prior to expiration of the lease term, except as otherwise disclosed by Seller to Buyer.


                                    -Page 7-

                  (cc) Default, Material and Acceleration. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Note, and, to the best of Seller's knowledge, no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration. Seller has not waived any material default, breach, violation or event of acceleration of any of the foregoing, and, pursuant to the terms of the Loan, no person other than the holder of the Note may declare an event of default or accelerate the related indebtedness under the Loan. To the best of Seller's knowledge, the Borrower is not in default in payment of or any other material obligation under any other debt obligation owed or owing to Seller or any affiliate of Seller. The Note is not currently delinquent.

                  (dd) No Fraud. Neither Seller nor any of its officers, employees or agents has participated in or condoned any fraud in connection with the servicing of the Loan, and in originating and underwriting the Loan, to the best of Seller's knowledge, no fraud was committed against it.

                  (ee) Other Facts Known to Seller. To the best of Seller's knowledge, no statement, report, form, document, or other information prepared by Seller or any affiliate of Seller, and to Seller's knowledge, no statement, report, form, document or other information prepared or furnished by any other party in connection with this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.

                  (ff) No Notice of Bankruptcy. Seller has not been served with notice that Borrower is a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (gg) Deed of Trust. If the Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such has either been properly designated and currently so serves or may be substituted in accordance with applicable law. Except in connection with a trustee's sale after default by the Borrower, no fees or expenses are payable by the beneficiary of such deed of trust to such trustee.

                  (hh) True Sale. Seller shall record its transfer of the Loan to Buyer as a sale of its interest therein under generally accepted accounting principles. Seller shall also report the transfer as a sale in all financial statements and reports to regulatory and supervisory agencies and authorities to which it reports, if any. For federal income tax purposes, Seller will treat the transfer of the Loan as a sale.

         4. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as of the date hereof, or as of such other date as is specifically provided below, that each of the representations and warranties set forth below is true and correct with respect to the Loan:

                  (a) Authority. Buyer is a limited partnership organized, and in good standing, under the laws of the State of Maryland and has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and any and all other documents required to be executed or delivered by Buyer in connection with this Agreement and to fulfill Buyer's obligations under, and to consummate the transactions contemplated by, this Agreement.

                                    -Page 8-

                  (b) Legally Valid and Binding. This Agreement constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms (subject to bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally).

                  (c) No Consent Required. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby is prohibited by, or requires Buyer to obtain any consent, authorization, approval or registration under, any law, statute, rule, regulation, judgment, order, writ, injunction or decree which is binding upon Buyer.

         5. Limitation on Seller's Representations and Warranties. Buyer acknowledges and agrees that, except as expressly set forth in Section 3 of this Agreement, Seller is making no representation or warranty regarding the Loan, any of the Loan Documents, Borrower or the Property, including, without limitation, any representation or warranty with respect to (i) the business or financial or other condition of Borrower, (ii) the monetary value or the physical condition of the Property, (iii) the status, payment or nonpayment of any real estate taxes or assessments with respect to the Property, (iv) the state of title to the Property, or (v) the leases, rents, income or expenses of the Property.

         6. No Reliance on Seller. In entering into this Agreement and in purchasing the Loan and Loan Documents, Buyer has not relied upon any oral or written information from Seller, or any of its employees, affiliates, agents or representatives, other than the representations and warranties of Seller expressly set forth in Section 3 of this Agreement. Buyer further acknowledges that no officer, employee or representative of Seller has been authorized to make, and that Buyer has not relied upon, any statements or representations other than those specifically contained in Section 3 of this Agreement. Without limiting the generality of the foregoing, no appraisal, tax status report, environmental audit reports or any document prepared by Borrower and provided by Seller to Buyer shall be deemed a representation or warranty by Seller as to any of the information contained therein.

         7. Closing. The closing (the "Closing") of the transaction described herein shall be consummated on _______________, 199_ (the "Closing Date"), at the offices of Seller, 1521 Locust Street, Philadelphia, Pennsylvania 19102, or at such other place and/or time as the parties may hereafter agree to in writing.

                  (a) Seller shall deliver to Buyer at Closing, the following:


                           (i) The original Note, endorsed to Buyer pursuant to
a duly executed allonge in the form attached hereto as Exhibit "B";

                           (ii) The original Mortgage, and an executed
assignment thereof in the form attached hereto as Exhibit "C";

                           (iii) The original assignment of leases listed on
Exhibit "A", and an executed assignment thereof in the form attached hereto as Exhibit "D";

                           (iv) An original counterpart of each other Loan
Document;


                                    -Page 9-

                           (v) Duly executed UCC-3 statements assigning to Buyer
the rights of Seller, as secured party, in and to any existing financing statements;

                           (vi) The original Title Policy;

                           (vii) A notice of assignment of Loan addressed to the
Borrower in the form attached hereto as Exhibit "E"; and

                           (viii) A wire transfer of immediately available funds
to Buyer in an amount equal to all escrows, if any, then held by Seller (the "Escrow Funds") and any account records reflecting amounts actually held in escrow by Seller on the Closing Date, if any, for taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, deposits, transferable security deposits, replacement reserves or other escrowed funds relating to the Loan. Notwithstanding any other provision of this Agreement to the contrary, Seller makes no representation or warranty with respect to the amounts in any such escrows, but rather Seller agrees only to transfer such amounts which are held by Seller as of the Closing Date. Buyer shall deliver, or cause to be delivered, such documents evidencing the transfer and assignment of the amounts in such escrows, as Seller and Seller's counsel may reasonably require. All such Escrow Funds shall be held and applied by Buyer for their designated purposes. Effective as of the Closing Date, Buyer hereby assumes all of the obligations of Seller in connection with or arising out of such Escrow Funds and accruing from and after the Closing Date and shall indemnify and hold harmless Seller from and against any and all liabilities, claims, losses, costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred by Seller and arising out of the Escrow Funds actually delivered to Buyer. The provisions of the immediately preceding two (2) sentences shall survive Closing and recordation of any assignments of any of the Loan Documents.

In each case where an original is required, if Seller does not have such original, Seller will provide an affidavit of lost document in form customarily acceptable to mortgage lenders.

Buyer shall bear sole responsibility for, and the cost of, recording all mortgages, assignments, instruments and other documents delivered to Buyer at or after the Closing.

                  (b) Buyer shall deliver to Seller at Closing a wire transfer of the Purchase Price.

         8. Future Assurances. Whenever reasonably requested to do so by the other party, the Seller and the Buyer shall execute, acknowledge, and deliver any and all such further conveyances, assignments, confirmations, satisfactions, releases, instruments of further assurance, approvals, consents and any and all such further instruments and documents as may be necessary in order to complete any and all conveyances, transfers, sales and assignments herein provided, and to do any and all acts reasonably requested in order to carry out the intent and purpose of this Agreement.

         9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to conflict of law principles.

         10. Notices. All communications among the parties or notices in connection with


                                    -Page 10-
this Agreement shall be in writing, hand-delivered or sent by nationally recognized overnight courier, addressed to each party as follows:

         To Seller:             _____________________
                                _____________________
                                _____________________
                                Attention:____________________

         To Buyer:              RAIT Partnership, L.P.
                                c/o RAIT General, Inc.
                                1521 Locust Street, Suite 600
                                Philadelphia, PA 19102
                                Attention: Jay Eisner, President

All such communications and notices shall be effective upon receipt.

         11. Time. Time is of the essence for all provisions of this Agreement.

         12. Interpretation. The headings of the various sections of this Agreement are for convenience only and shall not affect the meaning or construction of any provisions hereof.

         13. Entire Agreement. This Agreement (including all exhibits attached hereto) is the final expression of, and contains the entire agreement between the parties with respect to the entire subject matter hereof and supersedes all prior understandings with respect hereto.

         14. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties executed the same document. All counterparts shall be construed together and shall constitute one and the same agreement.

         15. Amendments. This Agreement may not be modified, changed or supplemented nor may any provision hereof be waived except in a writing signed by the party to be charged with such change.

         16. Severability. If any term or provision of this Agreement or application thereof shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

         17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                                      BUYER:

                                      RAIT PARTNERSHIP, L.P., a Delaware limited partnership


                                    -Page 11-

                                 By:  RAIT General, Inc., its general partner


                                             By: ___________________________
                                                  Jay Eisner, President

                                 SELLER:

                                 [Name of Seller]


                                             By:________________________________
                                                Name:
                                                Title:


                                    -Page 12-